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                                                                    EXHIBIT 10.1


                                 FIRST AMENDMENT
                             TO THE CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment") is dated as of August 30, 2002, by and among Per-Se Technologies, Inc., a Delaware corporation ("Borrower"), General Electric Capital Corporation, a Delaware corporation ("GE Capital") for itself as Lender and as Agent to the Lenders signatory to the Credit Agreement (as defined below), and the other Credit Parties signatory hereto.

         WHEREAS, Borrower, GE Capital and the other Credit Parties signatory thereto are parties to that certain Credit Agreement, dated as of April 6, 2001, and all amendments thereto (as such agreement has been amended, supplemented or otherwise modified, the "Credit Agreement");

         WHEREAS, GE Capital, Borrower and the other Credit Parties desire to amend the Credit Agreement in certain respects, all in accordance with and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

         2.       AMENDMENTS TO THE CREDIT AGREEMENT.

         2.1 Section 6 to the Credit Agreement is hereby amended by adding the following new Section 6.17 thereto:

                  Section 6.17 Credit Card Merchant Agreement. No Credit Party shall (i) provide to the Credit Card Processor automatic clearing house information for any bank account of any Credit Party other than for the Blocked Account pursuant to and as defined in the Blocked Account Agreement dated as of April 6, 2001, as amended, by and among American National Bank and Trust Company of Chicago, Per-Se Transaction Services, Inc. and General Electric Capital Corporation, or (ii) provide any other information to the Credit Card Processor, enter into any agreement with the Credit Card Processor, or otherwise authorize or consent to or countenance any efforts by the Credit Card Processor to perfect any of its security interests in any bank account of any Credit Party other than the Blocked Account described in clause (i) of this section.

         2.2. Annex A to the Credit Agreement is hereby amended by adding thereto the following definition in alphabetical order:

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                  "Credit Card Processor" shall mean CardService International,
                  Inc. and the member FDIC-insured bank as described in the CardService International Merchant Agreement, as amended, executed by one or more of the Credit Parties.

         3. RATIFICATION; NO NOVATION. Except as expressly set-forth in this Amendment, the Credit Agreement and the exhibits, schedules and annexes thereto shall remain in full force and effect. None of the rights, interests and obligations existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the parties hereby reaffirm all covenants, representations and warranties in the Credit Agreement. The execution and delivery of this Amendment shall not, and shall not be deemed to, constitute a novation of any indebtedness or other obligations owing to Agent or Lenders under the Credit Agreement based on any facts or events occurring or existing prior to the execution and delivery of this Amendment. On the date of this Amendment, the Credit Agreement shall be amended and supplemented as described in this Amendment, and all loans and other obligations of the Credit Parties outstanding as of the date hereof under the Credit Agreement shall be deemed to be loans and obligations outstanding under the Credit Agreement as amended, without further action by any person.

         4. ESTOPPEL. To induce GE Capital to execute this Amendment, the Credit Parties hereby acknowledge and agree that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of any Credit Party as against GE Capital (in its various capacities) with respect to the obligations of any Credit Party to GE Capital (in its various capacities) under the Loan Documents, either with or without giving effect to this Amendment.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective, as of the date first written above, upon receipt by GE Capital, in form and substance satisfactory to GE Capital, of one or more counterparts of this Amendment duly executed and delivered by Borrower and each Credit Party signatory hereto.

         6. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. Each Credit Party hereby represents and warrants to GE Capital (i) the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof except for those representations and warranties that by their terms relate to a specific date or the Closing Date of the Credit Agreement, which representations and warranties are true and correct on and as of such date and
(ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof.

         7. EXECUTION IN COUNTERPARTS. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, exclusive of its choice of law and conflicts of law rules.

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         9.       REIMBURSEMENT OF EXPENSES. The Borrower hereby agrees that it shall reimburse GE Capital on demand for all costs and expenses (including without limitation attorney's fees) incurred by GE Capital in connection with the negotiation, documentation and consummation of this Amendment and the transactions contemplated hereby.

         10. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         11. ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         12. BINDING EFFECT. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided that no Credit Party may assign any of its rights or obligations hereunder without the prior written consent of GE Capital.


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         IN WITNESS WHEREOF, Borrower, GE Capital, and the Credit Parties have executed this Amendment effective as of the date first written above.

                                  PER-SE TECHNOLOGIES, INC., as Borrower


                                  By:      /s/ CHRIS E. PERKINS
                                      ----------------------------------------
                                  Name:    Chris E . Perkins
                                       ---------------------------------------
                                  Title:   CFO
                                        --------------------------------------



                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 as Lender and Agent


                                 By:    /s/ J. Anthony Romero
                                    ------------------------------------------
                                          Its Duly Authorized Signatory



The following Persons are signatories to this Amendment in their capacity as Credit Parties:

PER-SE TRANSACTION SERVICES, INC.            HEALTH DATA SERVICES, INC.


By:      /s/ CHRIS E. PERKINS
   -----------------------------------
Name:     Chris E . Perkins                  By:      /s/ CHRIS E. PERKINS
     ---------------------------------          --------------------------
Title:    CFO                                Name:     Chris E . Perkins
      --------------------------------            ------------------------
                                             Title:   CFO

PATIENT ACCOUNT                              PST SERVICES, INC.
MANAGEMENT SERVICES, INC.


By:      /s/ CHRIS E. PERKINS
   -----------------------------------
Name:     Chris E . Perkins                  By:      /s/ CHRIS E. PERKINS
     ---------------------------------          --------------------------
Title:   CFO                                 Name:     Chris E . Perkins
      --------------------------------            ------------------------
                                             Title:   CFO